UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-06669

Name of Fund: BlackRock Capital Appreciation Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Appreciation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2017

Date of reporting period: 03/31/2017

Item 1 – Report to Stockholders

MARCH 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Capital Appreciation Fund, Inc.

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance, while U.S. Treasuries and other higher-quality assets generated negative returns. Markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. The more rate-sensitive high-quality assets, however, struggled as rising energy prices, modest wage increases and steady U.S. job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy. The primary tension surfacing in markets in 2017 has been between reflationary expectations and the realities of fiscal and monetary policy. Markets have been turning their attention to the Fed’s outlook for additional interest rate hikes, while assessing the probability of Congress passing meaningful fiscal stimulus amid political division and a limited budget.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed leaning toward higher interest rates and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted long-term investment returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases the risk and return potential of active investing. Fixed income investors are also facing challenges as bond markets recalibrate for higher inflation expectations after eight years of deflationary concerns. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.12%	17.17%
U.S. small cap equities (Russell 2000® Index)	11.52	26.22
International equities (MSCI Europe, Australasia, Far East Index)	6.48	11.67
Emerging market equities (MSCI Emerging Markets Index)	6.80	17.21
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.19	0.36
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(6.08)	(3.97)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.44
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.93)	0.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.50	16.39

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

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Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	3

Fund Summary as of March 31, 2017

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2017, the Fund underperformed its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

In sector terms, information technology (“IT”) was the prime detractor from relative performance due to weakness within hardware and IT services. Health care and industrials also weighed on returns. Holdings within life sciences tools & services and biotechnology had the most negative impact in health care, while electrical equipment and aerospace & defense were a drag in industrials. Stock selection in consumer discretionary contributed positively to results, led by internet & direct marketing retail holdings. Stock selection and an underweight in real estate also proved advantageous.

•

In stock specifics, an underweight to Apple Inc. proved the largest single detractor as the stock gained nearly 30% in the reporting period. Despite recent strength, the investment adviser maintains its underweight position on the view that future outperformance of Apple shares requires sustainable iPhone unit growth beyond the current iPhone 8 cycle.

•

Additional detractors included Anheuser-Busch InBev SA/NV and Acuity Brands Inc. Anheuser-Busch may have underperformed after it reported weaker-than-expected earnings due to profit erosion in Brazil as a result of unfavorable currency hedging. The stock was sold before the end of the reporting period. Shares of Acuity Brands sold off as the company’s top-line growth rate slowed from its prior pace of 13%-14% to 10% in its fiscal first quarter and 5% in its fiscal second quarter due to what management characterized as a temporary slowing in smaller, short-cycle projects. Gross margin contraction from lower operating leverage further dampened sentiment for the shares.

•

The largest individual contributor over the six months was Netflix, Inc. Netflix outperformed as the company solidified its position as the global leader in subscription video on demand. Recently, the company reported strong financial results and issued subscriber guidance that far exceeded expectations, in addition to raising its outlook for the first quarter of 2017.

•

ASML Holding NV and Priceline Group, Inc. also added value. ASML outperformed as the leading semiconductor equipment company saw considerable progress in adoption of its next-generation tools, called EUV, which are expected to help triple earnings per share by 2020. The investment adviser maintains a favorable long-term outlook given ASML’s monopoly-like market position, growth opportunity set and attractive financial model. Priceline outperformed as the company delivered stellar fourth-quarter 2016 earnings results, with an acceleration in room night growth and expanding margins. The investment adviser continues to believe that Priceline’s stock is not pricing in the company’s growth and profitability potential.

Describe recent portfolio activity.

•

Due to a combination of trading activity and market movements during the six-month period, the Fund’s weighting increased most notably in the financials sector, specifically banks. IT exposure also increased, especially software, semiconductors and hardware. The Fund’s weighting in the consumer staples sector decreased, notably in beverages and food & staples retailing. Health care and energy exposure also declined.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest overweight relative to the Russell 1000® Growth Index was in the IT sector, followed by financials. Consumer staples and industrials were the largest sector underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long term.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended March 31, 2017
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.74%	15.90%	N/A	11.15%	N/A	8.03%	N/A
Investor A	6.58	15.58	9.51%	10.84	9.65%	7.70	7.12%
Investor B	5.80	14.16	9.66	9.66	9.42	6.91	6.91
Investor C	6.17	14.65	13.65	9.96	9.96	6.89	6.89
Class K	6.83	16.07	N/A	11.27	N/A	8.16	N/A
Class R	6.48	15.28	N/A	10.54	N/A	7.37	N/A
Russell 1000® Growth Index	10.01	15.76	N/A	13.32	N/A	9.13	N/A
S&P 500® Index	10.12	17.17	N/A	13.30	N/A	7.51	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,067.40	$ 4.06	$1,000.00	$1,020.93	$ 3.97	0.79%
Investor A	$1,000.00	$1,065.80	$ 5.55	$1,000.00	$1,019.49	$ 5.42	1.08%
Investor B	$1,000.00	$1,058.00	$13.25	$1,000.00	$1,011.98	$12.96	2.59%
Investor C	$1,000.00	$1,061.70	$ 9.69	$1,000.00	$1,015.47	$ 9.47	1.89%
Class K	$1,000.00	$1,068.30	$ 3.45	$1,000.00	$1,021.53	$ 3.37	0.67%
Class R	$1,000.00	$1,064.80	$ 6.93	$1,000.00	$1,018.15	$ 6.77	1.35%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to June 28, 2010, Class K Shares performance results are those of the Institutional Shares of BlackRock Capital Appreciation Portfolio, a series of BlackRock FundsSM (the “Predecessor Fund”). Prior to June 28, 2010, Institutional Shares performance results are those of the Institutional Shares of the Predecessor Fund restated to reflect Institutional Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Prior to June 28, 2010, Investor A Shares performance results are those of the Investor A Shares of the Predecessor Fund, with no adjustments.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Prior to June 28, 2010, Investor B Shares performance results are those of the Investor B Shares of the Predecessor Fund, with no adjustments.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to June 28,

2010, Investor C Shares performance results are those of the Investor C Shares of the Predecessor Fund, with no adjustments.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to June 28, 2010, Class R Shares performance results are those of the Institutional Shares of the Predecessor Fund (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assumes reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through March 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Portfolio Information

As of March 31, 2017

Ten Largest Holdings	Percent of Net Assets

Amazon.com, Inc.	8%
Alphabet, Inc., Class A	7
Microsoft Corp.	5
UnitedHealth Group, Inc.	4
Visa, Inc., Class A	3
Netflix, Inc.	3
Priceline Group, Inc.	3
Alexion Pharmaceuticals, Inc.	3
Facebook, Inc., Class A	3
NIKE, Inc., Class B	3

Sector Allocation	Percent of Net Assets

Information Technology	42%
Consumer Discretionary	22
Health Care	16
Financials	6
Industrials	5
Real Estate	3
Consumer Staples	2
Materials	2
Energy	1
Telecommunication Services	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	7

Schedule of Investments March 31, 2017 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
TransDigm Group, Inc. (a)	123,438	$27,176,110
Banks — 5.0%
Bank of America Corp.	2,651,509	62,549,097
Citigroup, Inc.	407,186	24,357,866
First Republic Bank	202,057	18,954,967
SunTrust Banks, Inc.	198,979	11,003,539
Wells Fargo & Co.	486,618	27,085,158

		143,950,627
Beverages — 2.5%
Constellation Brands, Inc., Class A	439,092	71,163,640
Biotechnology — 6.8%
Alexion Pharmaceuticals, Inc. (b)	761,391	92,311,045
Biogen, Inc. (b)	194,310	53,128,240
Celgene Corp. (b)	248,108	30,872,078
Regeneron Pharmaceuticals, Inc. (b)	56,666	21,958,642

		198,270,005
Chemicals — 2.0%
Monsanto Co.	152,456	17,258,019
Sherwin-Williams Co.	133,106	41,288,150

		58,546,169
Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B (b)	242,584	40,433,901
Diversified Telecommunication Services — 0.5%
Zayo Group Holdings, Inc. (b)	406,497	13,373,751
Electrical Equipment — 1.7%
Acuity Brands, Inc.	242,613	49,493,052
Equity Real Estate Investment Trusts (REITs) — 2.6%
Equinix, Inc.	89,511	35,837,519
SBA Communications Corp. (b)	316,035	38,041,133

		73,878,652
Health Care Equipment & Supplies — 2.8%
Becton Dickinson and Co.	234,918	43,093,358
Boston Scientific Corp. (b)	1,494,864	37,177,268

		80,270,626
Health Care Providers & Services — 5.7%
Humana, Inc.	180,512	37,210,744
UnitedHealth Group, Inc.	772,134	126,637,697

		163,848,441
Hotels, Restaurants & Leisure — 1.5%
Chipotle Mexican Grill, Inc. (a)(b)	24,486	10,909,003
Domino’s Pizza, Inc.	173,659	32,005,354

		42,914,357
Industrial Conglomerates — 1.1%
Roper Technologies, Inc.	156,573	32,330,759

Common Stocks	Shares	Value
Internet & Direct Marketing Retail — 14.1%
Amazon.com, Inc. (b)	248,414	$220,228,948
Netflix, Inc. (b)	638,244	94,338,846
Priceline Group, Inc. (b)	52,311	93,112,011

		407,679,805
Internet Software & Services — 14.0%
Alibaba Group Holding Ltd. — ADR (a)(b)	264,825	28,556,080
Alphabet, Inc., Class A (b)	245,862	208,441,804
Facebook, Inc., Class A (b)	641,413	91,112,717
Tencent Holdings Ltd.	2,706,000	77,958,563

		406,069,164
IT Services — 8.4%
Cognizant Technology Solutions Corp., Class A (b)	493,073	29,347,705
FleetCor Technologies, Inc. (b)	218,488	33,085,638
Global Payments, Inc. (a)	624,212	50,361,424
Vantiv, Inc., Class A (b)	535,137	34,312,984
Visa, Inc., Class A	1,065,534	94,694,006

		241,801,757
Multiline Retail — 0.4%
Dollar Tree, Inc. (b)	150,498	11,808,073
Oil, Gas & Consumable Fuels — 1.3%
EOG Resources, Inc.	119,002	11,608,645
Pioneer Natural Resources Co.	142,547	26,546,528

		38,155,173
Pharmaceuticals — 0.8%
Zoetis, Inc.	450,037	24,018,475
Professional Services — 1.5%
Equifax, Inc.	317,674	43,438,743
Semiconductors & Semiconductor Equipment — 4.4%
ASML Holding NV	487,528	64,743,718
Broadcom Ltd.	227,130	49,732,385
NVIDIA Corp.	117,796	12,831,518

		127,307,621
Software — 10.9%
Activision Blizzard, Inc.	1,095,878	54,640,477
Adobe Systems, Inc. (b)	312,970	40,726,786
Autodesk, Inc. (b)	507,936	43,921,226
Microsoft Corp.	2,024,287	133,319,542
salesforce.com, Inc.	341,875	28,201,269
Snap, Inc., Class A (a)(b)	630,392	14,202,732

		315,012,032
Specialty Retail — 3.0%
Home Depot, Inc.	416,247	61,117,547
Ulta Beauty, Inc. (b)	90,744	25,882,911

		87,000,458

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

8	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Schedule of Investments (continued)

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals — 2.5%
Apple Inc.	505,419	$72,608,493
Textiles, Apparel & Luxury Goods — 2.9%
NIKE, Inc., Class B	1,530,510	85,295,322
Total Common Stocks — 98.7%		2,855,845,206

Preferred Stocks — 1.4%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $31,222,542) (b)(c)	5,093,400	40,441,596
Total Long-Term Investments (Cost — $2,101,482,926) — 100.1%		2,896,286,802

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (d)(e)	6,833,564	$6,833,564
SL Liquidity Series, LLC, Money Market Series, 1.11% (d)(e)(f)	57,347,152	57,352,887
Total Short-Term Securities (Cost — $64,187,106) — 2.2%		64,186,451
Total Investments (Cost — $2,165,670,032) — 102.3%		2,960,473,253
Liabilities in Excess of Other Assets — (2.3)%		(65,485,684)

Net Assets — 100.0%		$2,894,987,569

Notes to Schedule of Investments
(a)	Security, or a portion of the security, is on loan.

(b)	Non-income producing security.

(c)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $40,441,596, representing 1.4% of its net assets as of period end, and an original cost of $31,222,542.

(d)	During the six months ended March 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at March 31, 2017	Value at March 31, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	55,871,989	(49,038,425)	6,833,564	$6,833,564	$30,124		$160	—
SL Liquidity Series, LLC, Money Market Series	63,321,635	(5,974,483)	57,347,152	57,352,887	63,731	[2]	4,066	$(655)
Total				$64,186,451	$93,855		$4,226	$(655)

[1]	Includes net capital gain distributions.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$27,176,110	—	—	$27,176,110
Banks	143,950,627	—	—	143,950,627
Beverages	71,163,640	—	—	71,163,640
Biotechnology	198,270,005	—	—	198,270,005
Chemicals	58,546,169	—	—	58,546,169
Diversified Financial Services	40,433,901	—	—	40,433,901
Diversified Telecommunication Services	13,373,751	—	—	13,373,751
Electrical Equipment	49,493,052	—	—	49,493,052
Equity Real Estate Investment Trusts (REITs)	73,878,652	—	—	73,878,652

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	9

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Health Care Equipment & Supplies	$80,270,626	—	—	$80,270,626
Health Care Providers & Services	163,848,441	—	—	163,848,441
Hotels, Restaurants & Leisure	42,914,357	—	—	42,914,357
Industrial Conglomerates	32,330,759	—	—	32,330,759
Internet & Direct Marketing Retail	407,679,805	—	—	407,679,805
Internet Software & Services	328,110,601	$77,958,563	—	406,069,164
IT Services	241,801,757	—	—	241,801,757
Multiline Retail	11,808,073	—	—	11,808,073
Oil, Gas & Consumable Fuels	38,155,173	—	—	38,155,173
Pharmaceuticals	24,018,475	—	—	24,018,475
Professional Services	43,438,743	—	—	43,438,743
Semiconductors & Semiconductor Equipment	127,307,621	—	—	127,307,621
Software	315,012,032	—	—	315,012,032
Specialty Retail	87,000,458	—	—	87,000,458
Technology Hardware, Storage & Peripherals	72,608,493	—	—	72,608,493
Textiles, Apparel & Luxury Goods	85,295,322	—	—	85,295,322
Preferred Stocks:
Software	—	—	$40,441,596	40,441,596
Short-Term Securities	6,833,564	—	—	6,833,564

Subtotal	$2,784,720,207	$77,958,563	$40,441,596	$2,903,120,366

Investments Valued at NAV[1]				57,352,887

Total Investments				$2,960,473,253

[1]	As of March 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended March 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening balance, as of September 30, 2016	$46,757,412
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	(6,315,816)
Purchases	—
Sales	—

Closing Balance, as of March 31, 2017	$40,441,596

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017[2]	$(6,315,816)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$40,441,596	Market	Revenue Multiple[1]	10.75	x
			Revenue Growth Rate[1]	133.00%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

10	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Statement of Assets and Liabilities

March 31, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $56,159,124) (cost — $2,101,482,926)	$2,896,286,802
Investments at value — affiliated (cost — $64,187,106)	64,186,451
Cash	1,641
Receivables:
Investments sold	51,345
Securities lending income — affiliated	9,112
Capital shares sold	4,332,426
Dividends — affiliated	4,114
Dividends — unaffiliated	666,779
Prepaid expenses	82,252

Total assets	2,965,620,922

Liabilities
Cash collateral on securities loaned at value	57,349,476
Payables:
Capital shares redeemed	9,403,378
Investment advisory fees	1,538,086
Officer’s and Directors’ fees	19,058
Other accrued expenses	1,516,414
Other affiliates	65,390
Service and distribution fees	741,551

Total liabilities	70,633,353

Net Assets	$2,894,987,569

Net Assets Consist of
Paid-in capital	$1,966,335,781
Accumulated net investment loss	(15,048,405)
Undistributed net realized gain	148,896,972
Net unrealized appreciation (depreciation)	794,803,221

Net Assets	$2,894,987,569

Net Asset Value
Institutional — Based on net assets of $460,935,263 and 17,802,446 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$25.89

Investor A — Based on net assets of $1,442,669,870 and 59,583,529 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$24.21

Investor B — Based on net assets of $957,985 and 52,113 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$18.38

Investor C — Based on net assets of $455,106,290 and 24,353,750 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$18.69

Class K — Based on net assets of $461,099,737 and 17,723,329 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$26.02

Class R — Based on net assets of $74,218,424 and 3,596,412 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$20.64

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	11

Statement of Operations

Six Months Ended March 31, 2017 (Unaudited)

Investment Income
Dividends — affiliated	$30,124
Dividends — unaffiliated[1]	11,684,178
Securities lending income — affiliated — net	63,731
Foreign taxes withheld	(113,207)

Total investment income	11,664,826

Expenses
Investment advisory	8,936,447
Service and distribution — class specific	4,362,600
Transfer agent — class specific	2,103,490
Accounting services	218,246
Custodian	145,134
Registration	74,864
Professional	64,593
Printing	42,199
Officer and Directors	31,044
Miscellaneous	34,374

Total expenses	16,012,991
Less fees waived by the Manager	(6,256)

Total expenses after fees waived	16,006,735

Net investment loss	(4,341,909)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	162,452,226
Investments — affiliated	4,066
Capital gain distributions from investment companies — affiliated	160
Foreign currency transactions	(62)

162,456,390

Net change in unrealized appreciation (depreciation):
Investments — unaffiliated	21,370,639
Investments — affiliated	(655)

21,369,984

Net realized and unrealized gain	183,826,374

Net Increase in Net Assets Resulting from Operations	$179,484,465

[1]	Includes non-recurring dividends in the amount of $2,275,944.

See Notes to Financial Statements.

12	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment loss	$(4,341,909)	$(14,411,675)
Net realized gain	162,456,390	142,482,599
Net change in unrealized appreciation (depreciation)	21,369,984	203,332,166

Net increase in net assets resulting from operations	179,484,465	331,403,090

Distributions to Shareholders[1]
From net realized gain:
Institutional	(17,197,420)	(65,022,644)
Investor A	(54,170,703)	(165,189,442)
Investor B	(75,900)	(545,105)
Investor C	(23,283,372)	(74,938,970)
Class K	(14,053,513)	(41,266,118)
Class R	(3,271,734)	(9,237,383)

Decrease in net assets resulting from distributions to shareholders	(112,052,642)	(356,199,662)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(222,729,734)	(152,910,600)

Net Assets
Total decrease in net assets	(155,297,911)	(177,707,172)
Beginning of period	3,050,285,480	3,227,992,652

End of period	$2,894,987,569	$3,050,285,480

Accumulated net investment loss, end of period	$(15,048,405)	$(10,706,496)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	13

Financial Highlights

	Institutional
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$25.17	$24.97	$29.34	$29.39	$25.06	$20.24

Net investment income (loss)[1]	0.00 [2,3]	(0.03)	(0.04)	(0.02)	0.13	0.11
Net realized and unrealized gain	1.60	2.81	1.31	4.23	4.35	4.71

Net increase from investment operations	1.60	2.78	1.27	4.21	4.48	4.82

Distributions:[4]
From net investment income	—	—	—	—	(0.15)	—
From net realized gain	(0.88)	(2.58)	(5.64)	(4.26)	—	—

Total distributions	(0.88)	(2.58)	(5.64)	(4.26)	(0.15)	—

Net asset value, end of period	$25.89	$25.17	$24.97	$29.34	$29.39	$25.06

Total Return[5]
Based on net asset value	6.74%[6]	11.41%	4.61%	15.60%	17.99%	23.81%

Ratios to Average Net Assets
Total expenses	0.79%[7]	0.77%	0.79%	0.79%	0.83%	0.84%

Total expenses after fees waived, and/or reimbursed and paid indirectly	0.79%[7]	0.77%	0.79%	0.79%	0.83%	0.84%

Net investment income (loss)	0.03%[2,7]	(0.11)%	(0.16)%	(0.06)%	0.51%	0.48%

Supplemental Data
Net assets, end of period (000)	$460,935	$524,492	$638,860	$878,301	$1,043,889	$1,514,881

Portfolio turnover rate	40%	78%	77%	100%	134%	77%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Financial Highlights (continued)

	Investor A
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$23.63	$23.66	$28.08	$28.31	$24.11	$19.51

Net investment income (loss)[1]	(0.03)[2]	(0.10)	(0.11)	(0.09)	0.04	0.05
Net realized and unrealized gain	1.49	2.65	1.26	4.06	4.21	4.55

Net increase from investment operations	1.46	2.55	1.15	3.97	4.25	4.60

Distributions:[3]
From net investment income	—	—	—	—	(0.05)	—
From net realized gain	(0.88)	(2.58)	(5.57)	(4.20)	—	—

Total distributions	(0.88)	(2.58)	(5.57)	(4.20)	(0.05)	—

Net asset value, end of period	$24.21	$23.63	$23.66	$28.08	$28.31	$24.11

Total Return[4]
Based on net asset value	6.58%[5]	11.04%	4.35%	15.29%	17.67%	23.58%

Ratios to Average Net Assets
Total expenses	1.08%[6]	1.08%	1.07%	1.07%	1.09%	1.09%

Total expenses after fees waived, and/or reimbursed and paid indirectly	1.08%[6]	1.08%	1.06%	1.07%	1.09%	1.09%

Net investment income (loss)	(0.27)%[2,6]	(0.42)%	(0.44)%	(0.33)%	0.14%	0.23%

Supplemental Data
Net assets, end of period (000)	$1,442,670	$1,521,267	$1,532,090	$1,729,475	$1,845,224	$2,085,079

Portfolio turnover rate	40%	78%	77%	100%	134%	77%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	15

Financial Highlights (continued)

	Investor B
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$18.29	$19.03	$23.55	$24.40	$20.95	$17.13

Net investment loss[1]	(0.15)[2]	(0.27)	(0.30)	(0.32)	(0.17)	(0.14)
Net realized and unrealized gain	1.12	2.11	1.04	3.47	3.62	3.96

Net increase from investment operations	0.97	1.84	0.74	3.15	3.45	3.82

Distributions from net realized gain[3]	(0.88)	(2.58)	(5.26)	(4.00)	—	—

Net asset value, end of period	$18.38	$18.29	$19.03	$23.55	$24.40	$20.95

Total Return[4]
Based on net asset value	5.80%[5]	9.88%	3.26%	14.15%	16.47%	22.30%

Ratios to Average Net Assets
Total expenses	2.59%[6]	2.16%	2.04%	2.10%	2.16%	2.04%

Total expenses after fees waived, and/or reimbursed and paid indirectly	2.59%[6]	2.16%	2.04%	2.10%	2.16%	2.04%

Net investment loss	(1.75)%[2,6]	(1.49)%	(1.45)%	(1.37)%	(0.79)%	(0.72)%

Supplemental Data
Net assets, end of period (000)	$958	$2,089	$4,616	$16,844	$26,552	$60,559

Portfolio turnover rate	40%	78%	77%	100%	134%	77%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Financial Highlights (continued)

	Investor C
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$18.52	$19.19	$23.81	$24.64	$21.11	$17.23

Net investment loss[1]	(0.10)[2]	(0.22)	(0.26)	(0.26)	(0.15)	(0.12)
Net realized and unrealized gain	1.15	2.13	1.06	3.49	3.68	4.00

Net increase from investment operations	1.05	1.91	0.80	3.23	3.53	3.88

Distributions from net realized gain[3]	(0.88)	(2.58)	(5.42)	(4.06)	—	—

Net asset value, end of period	$18.69	$18.52	$19.19	$23.81	$24.64	$21.11

Total Return[4]
Based on net asset value	6.17%[5]	10.19%	3.47%	14.39%	16.72%	22.52%

Ratios to Average Net Assets
Total expenses	1.89%[6]	1.89%	1.86%	1.86%	1.90%	1.92%

Total expenses after fees waived, and/or reimbursed and paid indirectly	1.89%[6]	1.89%	1.86%	1.86%	1.90%	1.92%

Net investment loss	(1.07)%[2,6]	(1.23)%	(1.23)%	(1.12)%	(0.68)%	(0.60)%

Supplemental Data
Net assets, end of period (000)	$455,106	$515,154	$573,035	$634,176	$613,338	$586,862

Portfolio turnover rate	40%	78%	77%	100%	134%	77%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	17

Financial Highlights (continued)

	Class K
	Six Months Ended BlackRock March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$25.27	$25.04	$29.40	$29.44	$25.11	$20.25

Net investment income (loss)[1]	0.02 [2]	(0.00)[3]	(0.01)	0.00 [4]	0.16	0.14
Net realized and unrealized gain	1.61	2.81	1.31	4.24	4.35	4.72

Net increase from investment operations	1.63	2.81	1.30	4.24	4.51	4.86

Distributions:[5]
From net investment income	—	—	—	—	(0.18)	—
From net realized gain	(0.88)	(2.58)	(5.66)	(4.28)	—	—

Total distributions	(0.88)	(2.58)	(5.66)	(4.28)	(0.18)	—

Net asset value, end of period	$26.02	$25.27	$25.04	$29.40	$29.44	$25.11

Total Return[6]
Based on net asset value	6.83%[7]	11.50%	4.74%	15.70%	18.12%	24.00%

Ratios to Average Net Assets
Total expenses	0.67%[8]	0.67%	0.68%	0.76%	0.79%	0.77%

Total expenses after fees waived, and/or reimbursed and paid indirectly	0.67%[8]	0.66%	0.67%	0.72%	0.72%	0.72%

Net investment income (loss)	0.14%[2,8]	(0.00)%[9]	(0.04)%	0.01%	0.63%	0.60%

Supplemental Data
Net assets, end of period (000)	$461,100	$411,146	$406,665	$395,387	$523,231	$1,010,259

Portfolio turnover rate	40%	78%	77%	100%	134%	77%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Amount is greater than $(0.005) per share.

[4]	Amount is less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Amount is greater than (0.005)%.

See Notes to Financial Statements.

18	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Financial Highlights (concluded)

	Class R
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$20.30	$20.71	$25.25	$25.86	$22.03	$17.88

Net investment loss[1]	(0.05)[2]	(0.13)	(0.16)	(0.15)	(0.03)	(0.01)
Net realized and unrealized gain	1.27	2.30	1.13	3.68	3.86	4.16

Net increase from investment operations	1.22	2.17	0.97	3.53	3.83	4.15

Distributions from net realized gain[3]	(0.88)	(2.58)	(5.51)	(4.14)	—	—

Net asset value, end of period	$20.64	$20.30	$20.71	$25.25	$25.86	$22.03

Total Return[4]
Based on net asset value	6.48%[5]	10.75%	4.07%	14.96%	17.39%	23.21%

Ratios to Average Net Assets
Total expenses	1.35%[6]	1.35%	1.32%	1.33%	1.38%	1.39%

Total expenses after fees waived, and/or reimbursed and paid indirectly	1.35%[6]	1.34%	1.32%	1.33%	1.38%	1.39%

Net investment loss	(0.54)%[2,6]	(0.69)%	(0.70)%	(0.59)%	(0.13)%	(0.07)%

Supplemental Data
Net assets, end of period (000)	$74,218	$76,138	$72,727	$80,747	$93,218	$116,598

Portfolio turnover rate	40%	78%	77%	100%	134%	77%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	19

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Capital Appreciation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of March 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

20	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	21

Notes to Financial Statements (continued)

market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

22	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteedby the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	23

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$1,513,926	$(1,513,926)	—
Citigroup Global Markets, Inc.	1,129,871	(1,129,871)
Goldman Sachs & Co.	21,116,565	(21,116,565)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	13,894,620	(13,894,620)	—
State Street Bank & Trust Co.	11,347,826	(11,347,826)	—
UBS Securities LLC	7,156,316	(7,156,316)	—

Total	$56,159,124	$(56,159,124)	—

[1]

Cash collateral with a value of $57,352,887 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.650%
$1 Billion - $1.5 Billion	0.625%
$1.5 Billion - $5 Billion	0.600%
$5 Billion - $7.5 Billion	0.575%
Greater than $7.5 Billion	0.550%

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Distribution Fee	—	0.75%	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended March 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B	Investor C	Class R	Total
$1,793,169	$7,072	$2,376,973	$185,386	$4,362,600

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months

24	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Notes to Financial Statements (continued)

ended March 31, 2017, the Fund paid Investor A $155 to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class K	Class R	Total
$1,107	$27,663	$748	$4,235	$1,231	$198	$35,182

For the six months ended March 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor B	Investor C	Class K	Class R	Total
$287,913	$1,200,672	$6,521	$531,717	$6,779	$69,888	$2,103,490

Other Fees: For the six months ended March 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $13,758.

For the six months ended March 31, 2017, affiliates received CDSCs as follows:

Investor A	$6,619
Investor B	$17
Investor C	$15,818

Expense Limitations and Waivers: The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Investor C	1.94%
Class K	0.72%

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to February 1, 2027, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2017, there were no fees waived and/or reimbursed by the Manager.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is shown as fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended March 31, 2017, the amount waived was $6,256.

The Manager has voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2017, there were no fees waived by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	25

Notes to Financial Statements (continued)

liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Fund would be subject to any such liquidity fee or redemption gate imposed.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended March 31, 2017, the Fund paid BIM $22,506 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended March 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
—	$25,785,524	$2,103,397

6. Purchases and Sales:

For the six months ended March 31, 2017, purchases and sales of investments, excluding short-term securities, were $1,145,862,760 and $1,428,347,366, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,179,229,402

Gross unrealized appreciation	$785,284,680
Gross unrealized depreciation	(4,040,829)

Net unrealized appreciation	$781,243,851

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than

26	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Notes to Financial Statements (continued)

0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2017, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	27

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,672,457	$66,394,296	5,590,616	$134,137,586
Shares issued in reinvestment of distributions	616,180	14,423,826	2,267,570	55,578,153
Shares redeemed	(6,326,066)	(155,798,740)	(12,599,057)	(302,474,929)

Net decrease	(3,037,429)	$(74,980,618)	(4,740,871)	$(112,759,190)

Investor A
Shares sold and automatic conversion of shares	4,072,846	$94,847,363	7,805,063	$175,180,567
Shares issued in reinvestment of distributions	2,311,682	50,642,838	6,703,432	154,647,607
Shares redeemed	(11,184,132)	(259,580,839)	(14,885,070)	(337,209,305)

Net decrease	(4,799,604)	$(114,090,638)	(376,575)	$(7,381,131)

Investor B
Shares sold	16	$289	2,983	$49,747
Shares issued in reinvestment of distributions	4,036	67,486	26,992	486,129
Shares redeemed and automatic conversion of shares	(66,121)	(1,170,656)	(158,291)	(2,795,084)

Net decrease	(62,069)	$(1,102,881)	(128,316)	$(2,259,208)

Investor C
Shares sold	677,339	$12,108,038	3,621,953	$65,243,387
Shares issued in reinvestment of distributions	1,249,342	21,188,237	3,759,289	68,419,060
Shares redeemed	(5,393,469)	(96,928,579)	(9,415,285)	(168,621,936)

Net decrease	(3,466,788)	$(63,632,304)	(2,034,043)	$(34,959,489)

Class K
Shares sold	3,174,173	$78,012,063	2,042,984	$50,475,540
Shares issued in reinvestment of distributions	571,536	13,436,820	1,630,776	40,100,776
Shares redeemed	(2,293,705)	(57,029,307)	(3,643,756)	(91,081,553)

Net increase (decrease)	1,452,004	$34,419,576	30,004	$(505,237)

Class R
Shares sold	349,448	$6,918,841	1,238,661	$24,179,468
Shares issued in reinvestment of distributions	174,882	3,268,537	464,485	9,229,329
Shares redeemed	(678,430)	(13,530,247)	(1,464,421)	(28,455,142)

Net increase (decrease)	(154,100)	$(3,342,869)	238,725	$4,953,655

Total Net Decrease	(10,067,986)	$(222,729,734)	(7,011,076)	$(152,910,600)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 20, 2017, the credit agreement was extended until April 2018 under the same terms.

28	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Directors of the Fund.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	29

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

30	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2017	31

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CapApp-3/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Appreciation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 2, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 2, 2017

3